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                                                                  EXHIBIT 23.1

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 26, 1999 included in Cadence Design Systems, Inc.'s Form 10-K for the year ended January 2, 1999 (as amended by Form 10-K/A).

                                                     /s/ Arthur Andersen LLP
                                                     Arthur Andersen LLP


San Jose, California
December  22, 1999